Agile Funds, Inc.

Agile Multi-Strategy Fund

Supplement dated January 10, 2006

To Prospectus and Statement of Additional Information each dated February 25, 2005

Effective December 31, 2005, Mr. Paul Ramer ceased being an employee of the Fund’s adviser, Tactical Allocation Services, LLC, and being an officer of the Fund.

The references to Mr. Ramer on pages 18 and 19 of the Prospectus and page 17 of the Statement of Additional Information are deleted.

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